Exhibit 99.1
Carlisle Companies Incorporated
New Segment Structure
As announced on February 10, 2022, Carlisle Companies Incorporated (the “Company”) has realigned its construction materials businesses (“Legacy CCM”) into two segments organized around its products and applications for the sustainable Building Envelope.

Carlisle Construction Materials (“CCM”) is a leading manufacturer and supplier of a complete line of premium single-ply roofing products and warranted roof systems and accessories for the commercial building industry, including polyiso insulation and engineered metal roofing and wall panel systems. This segment markets its products primarily under the Carlisle SynTec, Versico Roofing, WeatherBond Roofing, Hunter Panels, CCM Europe, Drexel Metals and PAC-CLAD Petersen brands.

Carlisle Weatherproofing Technologies (“CWT”) is a leading supplier of building envelope solutions that effectively drive energy efficiency and sustainability in commercial and residential applications. Products include high-performance waterproofing and moisture protection products, protective roofing underlayments, fully integrated liquid and sheet applied air/vapor barriers, sealants/primers and flashing systems, roof coatings and mastics, spray polyurethane foam and coating systems for a wide variety of thermal protection applications and other premium polyurethane products, block-molded expanded polystyrene insulation, engineered products for HVAC applications, and premium rubber products for a variety of industrial and surfacing applications. This segment markets its products primarily under the Carlisle Coatings & Waterproofing, Henry Company, Blueskin, Carlisle WIP Products, Carlisle Spray Foam Insulation, Carlisle Polyurethane Systems, Carlisle TyrFil, Insulfoam, Carlisle Roof Foam and Coatings, Gripnail, Hardcast, Dynair and Ultimate RB brands.

The following pages present selected historical financial data recast to reflect the new segment structure. The historical data includes the results of the ASP Henry Holdings, Inc. (“Henry”) acquisition beginning on the date of acquisition, September 1, 2021.

Carlisle Companies Incorporated
Unaudited Non-GAAP Financial Measures - EBIT, Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin
Earnings before interest and taxes ("EBIT"), adjusted EBIT, adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA margin are intended to provide investors and others with information about the Company’s and its segments’ performance without the effect of items that, by their nature, tend to obscure core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to similarly-situated companies. This information differs from net income and operating income determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and should not be considered in isolation or as a substitute for measures of performance determined in accordance with U.S. GAAP. EBIT, adjusted EBIT, adjusted EBITDA and adjusted EBITDA margin for CCM, CWT and Legacy CCM follows, which may not be comparable to similarly titled measures reported by other companies.
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Carlisle Companies Incorporated
Unaudited Non-GAAP Financial Measures - EBIT, Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin

	Carlisle Construction Materials
(in millions)	FY19	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21	4Q21	FY21
Operating income (GAAP)	$538.6	$101.5	$126.2	$159.7	$136.8	$524.2	$110.7	$155.0	$181.1	$173.1	$619.9
Non-operating expense (income)(1)	—	0.4	2.3	0.2	0.5	3.4	2.3	—	0.3	(0.1)	2.5
EBIT	538.6	101.1	123.9	159.5	136.3	520.8	108.4	155.0	180.8	173.2	617.4
Exit and disposal, and facility rationalization costs	—	—	0.1	0.3	—	0.4	—	—	0.1	—	0.1
Inventory step-up amortization and acquisition costs	1.6	0.2	—	—	—	0.2	—	—	—	—	—
Impairment charges	—	—	—	—	—	—	—	—	—	—	—
Losses (gains) from acquisitions and disposals	—	1.1	2.0	—	—	3.1	2.3	(0.1)	(0.1)	0.1	2.2
Losses (gains) from insurance	—	—	—	—	—	—	—	0.3	—	—	0.3
Losses (gains) from litigation	—	—	—	—	—	—	—	—	—	—	—
Losses on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Total non-comparable items	1.6	1.3	2.1	0.3	—	3.7	2.3	0.2	—	0.1	2.6
Adjusted EBIT	540.2	102.4	126.0	159.8	136.3	524.5	110.7	155.2	180.8	173.3	620.0
Depreciation	33.3	8.7	9.0	8.9	9.0	35.6	9.2	9.1	9.1	9.2	36.6
Amortization	16.1	4.1	4.0	4.1	4.1	16.3	4.0	4.0	4.2	3.9	16.1
Adjusted EBITDA	$589.6	$115.2	$139.0	$172.8	$149.4	$576.4	$123.9	$168.3	$194.1	$186.4	$672.7
Divided by:
Total revenues	$2,543.2	$519.8	$578.6	$646.3	$590.7	$2,335.4	$556.4	$722.8	$783.9	$783.1	$2,846.2
Adjusted EBITDA margin	23.2%	22.2%	24.0%	26.7%	25.3%	24.7%	22.3%	23.3%	24.8%	23.8%	23.6%
(1)Includes other non-operating (income) expense, which may be presented in separate line items on the Condensed Consolidated Statements of Income.
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Carlisle Companies Incorporated
Unaudited Non-GAAP Financial Measures - EBIT, Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin

	Carlisle Weatherproofing Technologies(1)
(in millions)	FY19	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21	4Q21	FY21
Operating income (GAAP)	$37.4	$6.2	$11.4	$21.6	$18.2	$57.4	$10.6	$22.4	$6.0	$25.4	$64.4
Non-operating expense (income)(2)	0.5	(0.1)	0.3	0.1	0.1	0.4	(0.1)	0.1	0.1	(0.5)	(0.4)
EBIT	36.9	6.3	11.1	21.5	18.1	57.0	10.7	22.3	5.9	25.9	64.8
Exit and disposal, and facility rationalization costs	0.3	0.1	0.1	0.3	0.1	0.6	—	—	—	0.4	0.4
Inventory step-up amortization and acquisition costs	1.0	—	—	0.2	(0.3)	(0.1)	—	—	22.3	2.1	24.4
Impairment charges	—	—	—	—	—	—	—	—	—	—	—
Losses (gains) from acquisitions and disposals	0.1	(0.8)	—	—	4.7	3.9	—	—	0.1	(0.1)	—
Losses (gains) from insurance	—	—	—	—	(0.7)	(0.7)	—	0.2	—	0.2	0.4
Losses (gains) from litigation	—	—	—	—	—	—	—	—	—	—	—
Losses on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Total non-comparable items	1.4	(0.7)	0.1	0.5	3.8	3.7	—	0.2	22.4	2.6	25.2
Adjusted EBIT	38.3	5.6	11.2	22.0	21.9	60.7	10.7	22.5	28.3	28.5	90.0
Depreciation	9.9	3.5	3.5	2.9	2.7	12.6	2.7	2.9	3.8	6.3	15.7
Amortization	34.6	8.5	8.5	8.5	8.0	33.5	7.5	7.5	14.3	16.3	45.6
Adjusted EBITDA	$82.8	$17.6	$23.2	$33.4	$32.6	$106.8	$20.9	$32.9	$46.4	$51.1	$151.3
Divided by:
Total revenues	$690.1	$156.6	$156.3	$177.2	$170.1	$660.2	$162.9	$214.5	$281.9	$331.2	$990.5
Adjusted EBITDA margin	12.0%	11.2%	14.8%	18.8%	19.2%	16.2%	12.8%	15.3%	16.5%	15.4%	15.3%
(1)Includes the results of Henry acquisition beginning September 1, 2021.
(2)Includes other non-operating (income) expense, which may be presented in separate line items on the Condensed Consolidated Statements of Income.
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Carlisle Companies Incorporated
Unaudited Non-GAAP Financial Measures - EBIT, Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin

	Legacy Carlisle Construction Materials
(in millions)	FY19	1Q20	2Q20	3Q20	4Q20	FY20	1Q21	2Q21	3Q21	4Q21	FY21
Operating income (GAAP)	$576.0	$107.7	$137.6	$181.3	$155.0	$581.6	$121.3	$177.4	$187.1	$198.5	$684.3
Non-operating expense(income)(1)	0.5	0.3	2.6	0.3	0.6	3.8	2.2	0.1	0.4	(0.6)	2.1
EBIT	575.5	107.4	135.0	181.0	154.4	577.8	119.1	177.3	186.7	199.1	682.2
Exit and disposal, and facility rationalization costs	0.3	0.1	0.2	0.6	0.1	1.0	—	—	0.1	0.4	0.5
Inventory step-up amortization and acquisition costs	2.6	0.2	—	0.2	(0.3)	0.1	—	—	22.3	2.1	24.4
Impairment charges	—	—	—	—	—	—	—	—	—	—	—
Losses (gains) from acquisitions and disposals	0.1	0.3	2.0	—	4.7	7.0	2.3	(0.1)	—	—	2.2
Losses (gains) from insurance	—	—	—	—	(0.7)	(0.7)	—	0.5	—	0.2	0.7
Losses (gains) from litigation	—	—	—	—	—	—	—	—	—	—	—
Losses on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Total non-comparable items	3.0	0.6	2.2	0.8	3.8	7.4	2.3	0.4	22.4	2.7	27.8
Adjusted EBIT	578.5	108.0	137.2	181.8	158.2	585.2	121.4	177.7	209.1	201.8	710.0
Depreciation	43.2	12.2	12.5	11.8	11.7	48.2	11.9	12.0	12.9	15.5	52.3
Amortization	50.7	12.6	12.5	12.6	12.1	49.8	11.5	11.5	18.5	20.2	61.7
Adjusted EBITDA	$672.4	$132.8	$162.2	$206.2	$182.0	$683.2	$144.8	$201.2	$240.5	$237.5	$824.0
Divided by:
Total revenues	$3,233.3	$676.4	$734.9	$823.5	$760.8	$2,995.6	$719.3	$937.3	$1,065.8	$1,114.3	$3,836.7
Adjusted EBITDA margin	20.8%	19.6%	22.1%	25.0%	23.9%	22.8%	20.1%	21.5%	22.6%	21.3%	21.5%
(1)Includes other non-operating (income) expense, which may be presented in separate line items on the Condensed Consolidated Statements of Income.
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